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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                OCTOBER 26, 2000
                                 Date of Report
                        (Date of earliest event reported)



                         GOLDONLINE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-29671                  13-3986493
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)            Identification No.)

                         111 RHODES, CONROE, TEXAS 77301
                    (Address of principal executive offices)


                                 (409) 756-6888
                          Registrant's telephone number
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective October 26, 2000, Goldonline International, Inc. ("GDOL") acquired 100% of the issued and outstanding stock of HMS Jewelry Company, LTD ("HMS"), a Texas limited partnership, in exchange for $4,500,000 in cash and convertible promissory notes in the amount of $2,500,000. HMS is a national jewelry wholesaler, specializing in 18K, 14K and 10K gold and platinum jewelry. HMS markets its products by catalog to over 30,000 retail jewelers each year. HMS sold over 1 -1/2 metric tons of gold last year through its catalog, telephone ordering system and through its B2B online catalog http://www.HMSgold.com. HMS, headquartered in Dallas, Texas, was founded in 1983 by Harry M. Schmidt who will remain as HMS' CEO and will serve on the advisory committee for future acquisitions.

         On October 17, 2000, GDOL sold 1.1 million shares of its common stock to Dallas-based Eurovest, Inc. for net proceeds of $1,567,500 and utilized these funds plus existing cash reserves to make the initial cash payment for the purchase of HMS.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.           OTHER EVENTS

         Not Applicable.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The audited financial statements of the acquired business, HMS Jewelry Company, Ltd., as of December 31, 1999 and 1998 and for the years then ended, together with the audit report of Henderson Champion Edwards, LLP dated March 10, 2000 is attached hereto as Exhibit 99.1.
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(b)      PRO FORMA FINANCIAL INFORMATION

         On October 26, 2000, GDOL acquired 100% of the assets of HMS Jewelry Company, Ltd., a Texas limited partnership, in exchange for $4,500,000 in cash and convertible promissory notes in the total amount of $2,500,000. The acquisition will be accounted for utilizing the purchase method of accounting.

         The pro forma exhibits include a pro forma combining consolidated balance sheet as of July 31, 2000 that reflects the effects of the acquisition as if it had occurred on that date. In addition, a combining pro forma consolidated statement of operations for the year ended July 31, 2000 reflect the acquisition on a pro forma basis as if the transaction had occurred at the beginning of the year.

(c)      EXHIBITS

         10.1 Agreement and Plan of Merger dated October 26, 2000 by and among Goldonline International, Inc. ("Buyer") and HMS Jewelry Co., Ltd, et.al. ("Seller"). Note: The Registrant has not filed the exhibits and schedules to the Agreement and Plan of Merger on the basis that these are not material for the purpose of this filing; however, Registrant agrees to furnish such documents to the Securities and Exchange Commission upon request.

         10.2 Articles of Merger of HMS Jewelry Co., Ltd. and HMS Operating Company with and into GDOL Acquisition, Inc. (renamed HMS Jewelry Company, Inc.)

         99.1 Audited financial statements of HMS Jewelry Company, Ltd. as of December 31, 1999 and 1998 and for the years then ended, together with the audit report of Henderson Champion Edwards, LLP, dated March 10, 2000.

         99.2 Pro forma combined consolidated balance sheet as of July 31, 2000.

         99.3 Pro forma combined consolidated statement of operations for the year ended July 31, 2000.

         99.4     Consent of Henderson Champion Edwards, LLP.


ITEM 8.           CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                GOLDONLINE INTERNATIONAL, INC.


                                               BY /s/ JAMES G. GORDON, PRESIDENT


DATE:   NOVEMBER 9, 2000